UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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First Security Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST SECURITY BANCORP, INC.
318 East Main Street
Lexington, Kentucky 40507

Notice of Annual Meeting of Shareholders
to be held May 17, 2005

        The Annual Meeting of Shareholders of First Security Bancorp, Inc. will be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky 40504 on Tuesday, May 17, 2005 at 10:00 a.m., local time, for the purposes of considering and acting upon the following:

    1.        Amendment of the Bylaws to establish a variable range for the size of the Board of Directors; and

    2.        Election of Class II Directors for three year terms. The number of Directors to be elected depends on whether shareholders approve the proposed amendment of the Bylaws; and

    3.        Transaction of such other business as may properly come before the Annual Meeting and all adjournments thereof.

        Only shareholders of record at the close of business on the record date, April 1, 2005, will be entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof.

        It is desirable that as many shareholders as possible be represented at the Annual Meeting. Consequently, whether or not you now expect to be present, please date, sign and return the accompanying form of proxy which is solicited by the Board of Directors of the Company and which will be voted as indicated in the accompanying proxy statement and form of proxy. A return envelope is provided which requires no postage. You may revoke the proxy at any time before the authority therein is exercised in the manner described in the accompanying proxy statement.

By order of the Board of Directors
/S/ David W. Chrisman
David Chrisman Secretary

Lexington, Kentucky
April 20, 2005

Your Vote Is Important

        Please date, sign and promptly return the enclosed proxy in the accompanying postage pre-paid envelope.

FIRST SECURITY BANCORP, INC.
318 East Main Street
Lexington, Kentucky 40507
(859) 367-3700

Proxy Statement
for
Annual Meeting of Shareholders
May 17, 2005

INTRODUCTION

General

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of First Security Bancorp, Inc. (the “Company”) of proxies in the accompanying form for the 2005 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky, on Tuesday, May 17, 2005 at 10:00 a.m., local time. The persons named as proxies in the accompanying form of proxy, Erle L. Levy and Tommy R. Hall have been designated by the Board of Directors.

        Only shareholders of record at the close of business on the Meeting record date, April 1, 2005, will be entitled to receive notice of and to vote at the Meeting. On April 1, 2005 there were 1,560,290 shares of Company common stock issued, outstanding and entitled to vote.

        This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about April 20, 2005. The Annual Report for the Company for the year 2004 on Form 10-KSB, including financial statements, but without all exhibits, has been mailed to all shareholders with this proxy statement. Such Annual Report and financial statements are not a part of this proxy statement.

        The Company is a bank holding company whose principal asset is First Security Bank of Lexington, Inc. (“First Security Bank”).

Voting

        Voting rights are vested exclusively in the holders of shares of Company common stock. The presence at the Meeting, in person or by proxy, of the holders of Company common stock representing a majority of the outstanding shares of Company common stock will constitute a quorum.

        A shareholder is entitled to one vote per share of Company common stock owned on each matter coming before the Meeting. The proposal to amend the Bylaws to change the size of the Board of Directors will be approved if the votes cast for the change exceeds the votes cast against it. Directors are elected by a plurality of the votes cast at the Meeting. The nominees receiving the largest number of votes will be elected as Directors, up to the number of Directors to be elected.

        Abstentions will be counted for purposes of determining the presence of a quorum at the Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote for the election of directors or the proposed bylaw amendment to establish a variable range size board of directors. A broker non-vote occurs when a broker or nominee who holds shares in “street name” cannot vote on a particular matter without instructions from the beneficial owner and no instructions have been received.

        Shareholders may vote at the Meeting in person or by proxy. A shareholder may vote by proxy by signing, dating and returning the enclosed form of proxy before the Meeting. If a proxy in the accompanying form is properly executed and returned to the Company and not revoked, the shares represented by the proxy will be voted in accordance with the instructions set forth on the proxy. If no instructions are given, the shares represented will be voted for the director nominees as described in this proxy statement and for the proposed bylaw amendment to establish a variable range size board of directors.

        Any person executing the accompanying form of proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Company, David Chrisman, or by filing a proxy bearing a later date with the Secretary.

        Directors, officers and employees of the Company may solicit proxies by mail, in person, or by telephone or facsimile. They will receive no additional compensation for such services. The Company may make arrangements with brokerage firms and other custodians, nominees and fiduciaries, if any, for the forwarding of solicitation materials to the beneficial owners of Company common stock held of record by such persons. The Company will reimburse any such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them for such services. The Company will bear all expenses associated with the solicitation of proxies and other expenses associated with the Meeting.

ITEM 1.

PROPOSAL TO APPROVE BYLAW AMENDMENT
ESTABLISHING A VARIABLE-RANGE SIZE BOARD

        Section 3.2 of our Bylaws currently provides that the size of the Board of Directors will be not less than five nor more than 25, with the number of directors being 21 until altered by a resolution of the Board of Directors or the shareholders. The Board of Directors or the shareholders may increase or decrease the number of directors, provided, that any increase or decrease of the number of directors greater than 30% of the number of directors last approved by the shareholders must be approved by the shareholders.

        The Board of Directors recommends that the shareholders approve an amendment to Section 3.2 of the Bylaws to establish a variable-range size Board. Under the amendment approved by the Board and recommended to shareholders, the number of directors of the Company will be set at no less than eight and no more than 18. The number of directors may be fixed or changed from to time, within this minimum and maximum, by the Board of Directors or the shareholders, provided that no decrease shall have the effect of shortening the term of any incumbent director. Only the shareholders may change the range for the size of the board, that is, change the minimum number from eight, or the maximum number from 18. The proposed amendment also updates our description of the terms of office of the classes in which our directors are elected. If shareholders approve the amendment, Section 3.2 of our Bylaws will read as follows:

        3.2 NUMBER, TENURE AND QUALIFICATIONS. A variable range is established for the board of directors. The number of directors of the Corporation shall be at least eight (8) directors and no more than eighteen (18) directors. The number of directors may be fixed or changed from time to time, within this minimum and maximum, by the Board of Directors or the shareholders, provided that no decrease shall have the effect of shortening the term of any incumbent director. Only the shareholders may change the range for the size of the board. The directors shall be divided into three classes with each class being as nearly equal in number as possible. The term of office of each class of directors shall be three (3) years and shall expire at the third annual meeting of the shareholders of the Corporation following their election or reelection (or until their successors are elected and qualified). The directors need not be residents of the Commonwealth of Kentucky, nor need they hold any shares of the capital stock of the Corporation. The Board of Directors shall have authority to amend the Bylaws to prescribe other qualifications for directors.

A marked copy showing the proposed revisions to Section 3.2 is attached at the end of the proxy statement.

        We believe this change in setting the size of the Board of Directors is in the best interests of the Company. It will provide the Board of Directors the ability to adjust the size of the Board — within the established range approved by shareholders — in the event of resignations, or if new candidates for director are identified for addition to the Board between meetings of shareholders. So long as the number of directors chosen by the Board of Directors is between eight and18, no further shareholder approval would be required. We believe the change will work better with our classified Board structure. With only one class of directors elected at each annual meeting, it can be difficult to track the exact number of directors last approved by shareholders. We also believe that at this time a 13 member Board of Directors is appropriate for the Company, is consistent with general corporate governance trends, and promotes participation by each of the directors.

        Under the Kentucky Business Corporation Act, shareholder approval is required to change to a variable-range size Board. If shareholders approve the proposed amendment to the Bylaws, the Board of Directors has set the number of directors at 13. This is the number of directors currently serving on the Board. With 13 directors, four (4) directors serve in the class to be elected at the Meeting (Class II), four (4) directors serve in the class that will be elected at the 2006 annual meeting of shareholders (Class I) and five (5) directors serve in the class of directors that will be elected at the 2007 annual meeting of shareholders (Class III).

        If the shareholders do not approve the proposed Bylaw amendment, the number of directors will remain at 16, with three vacant positions on the Board. There is currently a vacancy in each class of directors of the Company, including the class of directors to be elected at the Meeting. Vacancies on the Board of Directors may be filled by either the Board of Directors or the shareholders.

        The Board of Directors recommends that shareholders vote for the proposed amendment to the Bylaws.

ITEM 2.

ELECTION OF DIRECTORS

        In accordance with the Company’s Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. The directors in each class serve for a three year term, with one class elected annually. The term of those Directors listed below as Class II Directors expires at the Meeting and this Class contains the nominees to be elected to serve until the Annual Meeting of Shareholders in 2008.

        If shareholders approve the proposed amendment to the Bylaws recommended by the Board of Directors, then the number of Class II Directors to be elected at the Meeting will be four (4). The Board of Directors intends to nominate for election as Class II Directors the four (4) persons listed below, all of whom are presently serving as Class II Directors of the Company. Unless otherwise directed, the accompanying proxy, when executed and returned by a shareholder, will be voted for the election of all nominees named. If any of them is unable or unwilling to stand for election at the time of the Meeting, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        If shareholders do not approve the proposed amendment to the Bylaws at the Meeting, shareholders will be able to elect up to five individuals as Class II Directors at the Meeting. In addition, shareholders also would be able to bring before the meeting a proposal to fill the vacant Class I Director position and the vacant Class III Director position on the Board. The Board of Directors has not filled these existing vacancies because, as discussed above, it believes the adoption of a variable-range size board, with 13 current members, is appropriate. As a result, it has identified only four nominees for election as Class II directors in this proxy statement. The proxies being solicited with this proxy statement could not be voted for any additional person nominated at the Meeting to fill the fifth Class II Director position, or the vacant Class I or Class III positions. If no additional nominations are made at the Meeting, and only four (4) persons are elected as Class II Directors, the vacant positions on the Board would continue and could be filled by either the Board of Directors or shareholders. If shareholders indicate a desire to elect at the Meeting an additional Class II Director, and/or fill the vacant Class I and Class III positions, it is expected that management will adjourn the Meeting in order to allow the Board of Directors additional time to select and recommend qualified nominees for those positions. In that event, supplemental proxy solicitation materials would be mailed to all shareholders. No proxy solicited on behalf of the Board of Directors would be voted for a director position without naming a bona fide nominee for that position in the proxy materials.

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        The following tables set forth information with respect to each Class II Director, all of whom are nominees for re-election at the Meeting, and with respect to incumbent Directors in Classes I and III of the Board of Directors whose term extends beyond the Meeting.

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
	CLASS II DIRECTORS (Terms Expire 2005)
Julian E. Beard	2000	Director	Director, Economic
(67)		Board	Development, Lexington-
		Chairman and	Fayette Urban County
		Founder	Government; Former
			Chief Financial Officer
			Hopewell Farm and
			Bluegrass Bloodstock
			Agency; Retired
			President and Chief
			Executive Officer of the
			Company; Retired
			President and Chief
			Executive Officer of First
			Security Bank
A.F. Dawahare	2000	Director	Chairman of the Board,
(72)			Dawahare's Inc. (retail
			clothier)
Robert J. Rosenstein	2000	Director	President, Shopper's
(52)			Village Liquors, Inc.
			(d/b/a The Liquor Barn);
			Commercial real estate
			developer
Kathy E. Walker	2000	Director	Owner, Elm Street
(46)			Resources, Inc. (coal
			sales agency)

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years
	CLASS II DIRECTORS (Terms Expire 2006)
R. Douglas Hutcherson	2003	Director,	President and Chief
(57)		President and	Executive Officer of the
		Chief Executive	Company since
		Officer	December 1, 2003
			President and Chief
			Executive Officer of First
			Security Bank since
			December 1, 2003;
			Previously with Bank
			One, NA in Louisville,
			[Kentucky (First Vice
			President and Credit
			Process Manager (2002-
			2003); Senior Vice
			President and Credit
			Support Manager (1999-
			2002)]
Erle Levy	2000	Director and	Owner, Kentucky
(71)		Board Vice	Lighting and Supply, Inc.
		Chairman
Dr. Ira P. Mersack	2000	Director	Physician (Dermatology
(64)			Associates of Kentucky,
			P.S.C.); Partner
			Margaux Farm LLC;
			Partner DAK Properties
D. Woodford Webb, Jr.	2000	Director	Attorney (Webb,
(36)			Hoskins, Glover &
			Thompson, P.S.C.);
			President, The Webb
			Companies

Name and Age	Year First Elected Director	Positions with the Company	Business Experience During the Past Five Years

	CLASS II DIRECTORS (Terms Expire 2007)
Harold Glenn Campbell	2000	Director	Former Financial Advisor,
(54)			Merrill Lynch Pierce
			Fenner & Smith, President
			and Chief Executive
			Officer, Farmers State
			Bank, Booneville,
			Kentucky 1983-2000
Dr. Kenneth L. Gerson	2000	Director	Physician (Allergy &
(74)			Asthma Associates, PSC)
Tommy R. Hall	2000	Director	President, T. Hall
(67)			Properties LLC
Richard S. Trontz	2000	Director	Owner, Hopewell Farm
(50)			and Bluegrass Bloodstock
			Agency (bloodstock
			services and equine
			insurance)
William T. Vennes	2000	Director	Retired Vice President
(64)			and General Manager of
			the Imaging Solutions
			Division, Lexmark
			International, Inc.

        Since the last annual meeting of shareholders, Len Aldridge (age 67, Vice President, Limited Partners of Lexington, Inc., a real estate management company), a Class II director and Chairman of the Board; Dennis R. Anderson (age 53, Owner, Dennis Anderson Real Estate, Inc.), a Class I director; and William A. Combs (age 64, Chairman of the Board, Dupree Mutual Funds; Secretary/Treasurer and Director, Mercedes-Benz of Cincinnati; Secretary/Treasurer and Director, Ellerslie Corporation d/b/a Freedom Dodge Jeep Lexington; partner, Lexland LLC), a Class III director, have resigned as directors of the Company. The resignations occurred effective April 13, 2005, March 10, 2005 and March 16, 2005, respectively.

        None of the nominees or continuing Directors is a director of any other company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or of any company registered as an investment company under the Investment Company Act of 1940.

        In addition to the directors listed in the tables above, Donald K. Poole, Irving Rosenstein and Dr. Sibu P. Saha serve as advisory directors of the Company.

BOARD AND COMMITTEE MEETINGS AND FUNCTIONS

        During 2004 there was one standing committee of the Board of Directors of the Company: the Audit Committee. There were three standing committees of the Board of Directors of First Security Bank: the Asset Liability Management/Investment Committee, the Director Loan Committee and the Audit Committee.

        The Audit Committee for the Company consists of Directors Dawahare, Gerson, Mersack and Walker. While the Charter for the Audit Committee requires a minimum of five members, there is currently one vacancy on the Audit Committee as a result of the recent resignation of a director from the Board. The Audit Committee is responsible for appointing, overseeing and determining the levels of compensation of the Company’s independent auditor and reviewing the Company’s internal audit function. A copy of the Charter for our Audit Committee was attached to the proxy statement for our 2003 annual meeting of shareholders.

        During 2004, the Company’s Board of Directors held 9 meetings and its Audit Committee held 6 meetings. The following Directors attended less than 75% of all meetings of the Company Board of Directors and committees on which they served during the year ended December 31, 2004: Messrs. Campbell (who attended 11%), Hall (who attended 51%), Rosenstein (who attended 44%) and Trontz (who attended 33%).

        Until this year, the Company has not had a standing compensation committee or a nominating committee. The functions of a nominating committee have been performed by the full Board of Directors. All of our directors, with the exception of Mr. Hutcherson, are independent, as director independence is defined under the National Association of Securities Dealers (NASD) listing standards. In determining the impact of a credit relationship on a director’s independence, we presume that extensions of credit that comply with Regulation O are consistent with director independence. The Board of Directors believed not having a nominating committee was appropriate, given the Company’s relatively recent organization. First Security Bank was organized as a de novo bank in 1997, and the Company was formed as its holding company in 2000. Continuity on the Board was considered important as the organization established itself and developed its business, and it was the practice of the Board of Directors to consider first candidates who are existing directors when selecting nominees. With this practice, the Company has not had a charter under which the Board acts when it performs the functions of a nominating committee. Each of the nominees named in this proxy statement that the Board of Directors intends to nominate for election at the Meeting is currently serving as a director, and has been recommended for reelection by the directors, both non-management and management.

        The Board of Directors has recently adopted a charter to establish a Nomination, Compensation and Corporate Governance Committee of the Board. The Nomination, Compensation and Corporate Governance Committee Charter is available on our website and can be accessed from the Investor Relations page at http://www.myfsb.net.

        We had planned that the Nomination, Compensation and Corporate Governance Committee would begin functioning following the Meeting. However, if the Meeting is adjourned because shareholders do not approve the proposed Bylaw amendment, and desire to elect more than four Class II Directors at the Meeting, the Board expects this Committee, comprised of all of the independent directors of the Company, will assist the Board by identifying and recommending new candidates for nomination to the vacant position(s) on the Board. In that event, the Nomination, Compensation and Corporate Governance Committee also would consider nominees recommended by shareholders and will evaluate then in the same manner as all other director nominee candidates. A shareholder desiring to submit such a recommendation should send written notice of the recommendation to the Secretary of the Company at the Company’s executive offices.

        Only independent directors will serve on the Nomination, Compensation and Corporate Governance Committee. Guidelines the Committee will follow for the consideration of nominations for Board membership will include maintaining a majority of directors who are independent, as determined by the Board under the Corporate Governance Guidelines; and whether the proposed nominee has the following attributes:

  possesses expertise in general business matters and in such other areas (such as financial expertise for directors expected to serve as Audit Committee members) as are relevant to Committees on which the nominee is expected to serve;
  has business, economic or residential ties to the Company's market area; and
  has the background, character, skills and expertise such that he or she will meaningfully contribute to the success of the Company and its operations.

        To date, the Board of Directors has considered nominees recommended by shareholders. Going forward, the Nomination, Compensation and Corporate Governance Committee also will consider nominees recommended by shareholders – that are properly submitted in writing to the Corporate Secretary – and will evaluate then in the same manner as all other director nominees. A shareholder desiring to submit such a recommendation to the Nomination, Compensation and Corporate Governance Committee for consideration at the 2006 Meeting should send written notice of the recommendation to the Secretary of the Company at the Company’s executive offices prior to December 20, 2005.

        The Company does not have a formal process for shareholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from shareholders. The Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, in care of the Company. Any correspondence addressed to the Board of Directors, or to any director in particular will be forwarded by us to the addressee, without review by management.

        While not a formal policy, it is our practice that directors attend the annual meeting of shareholders. Fourteen directors of the Company were in attendance at the 2004 Annual Meeting of Shareholders.

SHARE OWNERSHIP BY DIRECTORS, EXECUTIVE
OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of April 13, 2005, information about the number and percentage of shares of Company common stock beneficially owned by Company directors and executive officers, and by all Company directors and executive officers as a group, as well as information regarding the only persons known by the Company to own 5% or more of the outstanding shares of Company common stock. The table shows separately, and in total, the number of outstanding shares owned as of April 13, 2005 and the number of shares that can be acquired under options and warrants which are considered to be beneficially owned because the options and warrants are exercisable on or within 60 days of April 13, 2005. Except as otherwise indicated, all shares are owned directly, and the named persons possess sole voting and investment power with respect to all indicated shares.

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                          Amount and Nature of Beneficial Ownership as of April 13, 2005
                                             Shares               Total
                           Outstanding     Acquirable        Beneficial
Name of Beneficial Owner   Stock           Within 60 Days1    Ownership  Percent of Class*

Julian E. Beard              14,880(2)        20,500             35,380        2.24
Harold Glenn Campbell        52,000(3)         5,500             57,500        3.67
David Chrisman                    0              300                300        0.02
A.F. Dawahare                20,000(4)         5,500             25,500        1.63
David Donaldson                   0              300                300        0.02
Dr. Kenneth L. Gerson        15,680            5,500             21,180        1.35
Tommy R. Hall                29,035(5)         5,500             34,535        2.21
R. Douglas Hutcherson           700            4,000              4,700        0.30
Erle L. Levy                 17,680(6)         5,500             23,180        1.48
Dr. Ira P. Mersack           35,494(7)         5,500             40,994        2.62
Robert J. Rosenstein         35,854(8)         5,500             41,354        2.64
Donald Shannon                    0            1,300              1,300        0.08
John G. Sullivan                  0            1,500              1,500        0.10
Richard S. Trontz            26,922            5,500             32,422        2.07
William T. Vennes            42,680            5,500             48,180        3.08
Kathy E. Walker              21,250            5,500             26,750        1.71
D. Woodford Webb, Jr.        18,930            5,500             24,430        1.56

All Directors and Executive
Officers as a group         331,105           88,400            419,505       25.44*

5% Shareholders:
Donald K. Poole
1999 Richmond Road
Lexington, Kentucky 40502   200,748            3,500            204,248      13.06%

* Any shares reflected under the heading "Shares Acquirable Within 60 Days" for a named beneficial owner are deemed outstanding for purposes of computing the percentage of outstanding shares of Company common stock owned by such person but are not deemed outstanding for purposes of computing the percentage ownership of any other person. ** All shares reflected under the heading "Shares Acquirable Within 60 Days" are deemed outstanding for purposes of computing this percentage.

1 Reflects shares of which the named persons may be deemed to be beneficial owners as a result of rights they may exercise, within sixty days of April 1, 2005, to acquire beneficial ownership of such reflected shares.
2 Includes 15,125 shares held by Brookhaven Trust Properties of which Mr. Aldridge is a co-trustee.
3 Includes 14,680 shares held in an individual retirement account for the benefit of Mr. Beard.
4 Shares are held by the Harold Glenn Campbell Trust.
5 Shares are held by the S F Dawahare Limited Partnership.
6 Includes 2,680 shares held by the Tommy R. and Linda R. Hall Dynasty Trust.
7 Shares are jointly owned by Mr. Levy's wife, Sara Levy.
8 Includes 15,000 shares held for the benefit of Dr. Ira Mersack by National City Bank as Custodian for both the Dermatology Associates of Kentucky, P.S.C. Profit Sharing Plan and Pension Plan.
9 Includes 8,844 shares held by the Robert J. Rosenstein Revocable Trust; 12,000 shares held by the Rosenstein Family Charitable Foundation; and 10 shares held by Mr. Rosenstein as custodian for his son, Ross J. Rosenstein.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16”), requires the Company’s Directors and certain officers and beneficial owners of Company common stock (collectively, the “reporting persons”) to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Company common stock. The reporting persons are required to furnish the Company with copies of all reports filed pursuant to Section 16.

        Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2004, none of the reporting persons failed to file on a timely basis any report required by Section 16(a).

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EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

        The following table summarizes compensation information for each person who served as the Chief Executive Officer or acting CEO of the Company during 2004 and the other executive officers of the Company in 2004 with annual compensation in excess of $100,000 (the named executive officers).

Summary

Name and Principal Position	Fiscal Year	Annual Compensation* Salary Bonus		Long-Term Compensation Awards Shares Underlying Options	All Other Compensation**
R. Douglas Hutcherson	2004	$150,000	--	--	$30,571.88
President and Chief Executive	2003	12,500	$50,000	20,000	1,518.50
Officer, First Security Bancorp	2002	--	--	--	--
and First Security Bank
John G. Sullivan	2004	$118,000	--	7,500	$5,939.30
Executive Vice President and	2003	73,526	$22,500	--	2,955.60
Chief Financial Officer, First	2002	--	--	--	--
Security Bancorp and First
Security Bank; Acting CEO from
September 2003 through November
2003
Donald R. Shannon	2004	$105,000	$25,000	3,500	$12,673.15
Executive Vice President of	2003	90,000	33,500	--	8,582.12
First Security Bank	2002	85,000	3,775	1,500	8,746.92

_________________

*Annual Compensation does not reflect perquisites which, in the aggregate, are less than 10% of the officer’s salary and bonus. For Mr. Hutcherson, whose employment with First Security Bank commenced December 1, 2003, the salary and bonus sums set forth above represent the monies paid Mr. Hutcherson in that regard during 2003. Mr. Hutcherson’s annual salary with First Security Bank is $150,000. For Mr. Sullivan, whose employment with First Security Bank commenced April 7, 2003, the salary and bonus sums set forth above represent the monies paid Mr. Sullivan in that regard during 2003. Mr. Sullivan’s present annual salary with First Security Bank is $125,000.
** Represents the amounts contributed by First Security Bank to the named participants’ accounts in the First Security Bank 401(K) Profit Sharing Plan (in 2004, Mr. Hutcherson $0; Mr. Sullivan $2,307.72 and Mr. Shannon $8,016.78) and the cost of group health, term life and long term disability insurance premiums paid by the Company for such individuals (in 2004, Mr. Hutcherson $3,724.77; Mr. Sullivan $3,631.58; and Mr. Shannon $4,656.37); the amount paid to Mr. Hutcherson in 2004 in lieu of his participation in the 401(k) Profit Sharing Plan ($11,505.32); and the housing allowance and moving expenses provided Mr. Hutcherson in 2004 in connection with his relocation to Lexington, Kentucky ($15,341.79).

        The following table provides information concerning individual grants of options to purchase the Company’s common stock made to the named executive officers in 2004:

OPTION GRANTS IN 2004

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh.)	Expiration Date (1)
John G. Sullivan	7,500	28.7%	17.15	March 24, 2011
Donald R. Shannon	3,500	13.4%	17.15	March 24, 2011

(1)     Twenty percent (20%) of the options granted become exercisable annually beginning March 24, 2005 for as long as the named individual remains in the employ of First Security Bank.

        The following table provides information concerning the value of unexercised options held by the named executive officers at December 31, 2004:

OPTION EXERCISES IN FY 2004 AND FY-END OPTION VALUE

Name	Shares Acquired on Exercise #	Value Realized ($)	Number of Shares Underlying Unexercised Options at FY End (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at FY End ($) (1) Exercisable/Unexercisable
R. Douglas Hutcherson	0	0	4,000/16,000	13,200/52,800
John G. Sullivan	0	0	1,500/6,000	225/900
Donald R. Shannon	0	0	700/2,800 600/900	105/420 0/0(2)

(1)     Value is calculated as the difference between the last sale price as furnished by the National Association of Securities Dealers (NASD) on December 31, 2004 and the option price.
(2)     Unexercised value is shown as $0 since the option price is greater than the last sale price on December 31, 2004.

Employee Benefit Plans

        First Security Bank offers all full-time officers and full-time employees group life and medical and dental insurance coverage. First Security Bank also has a defined contribution 401(k) retirement plan which covers employees that meet certain age and length of service requirements. First Security Bank currently contributes to the 401(k) plan through a one hundred percent (100%) match of employee contributions up to 4.0% of employee compensation. First Security Bank also sponsors a Section 125 Cafeteria Plan that provides the employee the opportunity to use pre-tax dollars to pay for approved benefits instead of paying for these benefits using after-tax dollars.

        Under the Company’s Stock Award Plan, 200,000 shares of Company common stock were available for issuance under options which may be granted between 2000 and 2010. Both incentive stock options and non-qualified stock options may be issued under the Stock Award Plan, as well as restricted stock awards and stock appreciation rights. The purposes of the Stock Award Plan are to enable the Company to attract, retain and provide incentives for outstanding employees, Directors and Advisory Directors for the Company and First Security Bank, to reward excellent performance by employees and to further the growth, development and financial success of the Company. The Company Board of Directors administers the Stock Award Plan.

Employment Agreements

        The Company and First Security Bank have an employment agreement, dated December 1, 2003, with R. Douglas Hutcherson, pursuant to which he serves as President and Chief Executive Officer of the Company and First Security Bank. The employment agreement has an initial three year term that commenced December l, 2003, and is subject to one year extensions each December 1 starting December 1, 2004. Mr. Hutcherson’s base salary under the employment agreement is $150,000, annually, subject to increase by the Board of Directors of First Security Bank. He is also entitled to life insurance benefits and a car and country club allowance and to participate in the Company’s employee benefit or welfare plans, and his performance will be reviewed on an annual basis, as a result of which he may be eligible for annual salary increases, bonuses, and/or additional stock options as approved by the Board of Directors of the Bank at its discretion.

         Mr. Hutcherson received a $50,000 signing bonus and the Company granted him an option to purchase 20,000 shares of the Company at $14 per share. First Security Bank agreed to provide Mr. Hutcherson relocation benefits (a housing allowance and moving expenses), and to compensate him for any loss he suffered if he had been unable to sell his residence in Louisville, Kentucky at its fair market value.

         Mr. Hutcherson will be entitled to severance pay equal to his salary and certain continuing benefits for nine months if the Company or the Bank terminates the employment agreement without cause. If Mr. Hutcherson terminates the employment agreement at or after a Change in Control because of a material breach or because his duties, authority or responsibilities are materially altered, then he will be entitled to continue to receive his salary for the remainder of the term of the agreement, as if it had not been terminated, and will be entitled to certain continuing benefits for six months or until he obtains other employment. First Security Bank may condition severance payments and benefits on the receipt of a release. Mr. Hutcherson will be subject to a non-compete agreement during the period he receives severance.

        Under the employment agreement, a “Change in Control” is generally defined to include a share exchange or merger of First Security Bank if the Company will not own 100% of the surviving bank or of the Company if the Company’s shareholders will not own, in substantially the same proportions, at least a majority of the Company’s voting shares outstanding immediately following the transaction; a sale or other disposition of all or any substantial part of the assets of the Company or its subsidiary followed by a liquidation of the Company; and the approval of the Board of Directors or the shareholders of any of these transactions. The term also includes a change in the membership of the Board of Directors of the Company or First Security Bank that results in a majority of the board members not being Continuing Directors, where a Continuing Director is a director who was serving on the board on the date of the employment agreement or a successor who is recommended or elected by a majority of the Continuing Directors.

Compensation of Directors

        Directors of the Company and First Security Bank have never received fees for their services in such capacity. In light of such fact, the Company Board of Directors determined in 2002 that the Company would each year grant each Director, not a Company or First Security Bank employee, and certain Advisory Directors, options under the Company’s Stock Award Plan. The Company granted each non-employee Director a stock option for 1500 shares, at an exercise price of $20.25 per share, in 2002; a stock option for 1000 shares, at an exercise price of $19.55 per share, in 2003; a stock option for 1000 shares in 2004, at an exercise price of $17.15; and a stock option for 2000 shares in 2005, at an exercise price of $16.40. These options have a term of 5 years.

Certain Transactions With Management

        First Security Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its directors, officers, and employees and their associates. All of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

        First Security Bank entered into a twenty (20) year lease with LEX/108, LLC dated April 2, 2001 for the lease of land and improvements thereon in Palomar Centre in Lexington, Kentucky for the purpose of a First Security Bank branch office. First Security Bank paid monthly rental of $5,600 for the first two years of the lease term, with the monthly rental increasing $200 every two years of the lease term (except for the fifteenth and sixteenth years when the monthly rental increases $400 over the previous two-year period). First Security Bank may extend the lease term an additional twenty (20) years in which event monthly rental would increase four percent (4%) annually. First Security Bank is also obligated to pay the cost of all insurance, taxes and utilities associated with the property as well as a pro rata portion of the maintenance costs for the Palomar Centre. Company Director D. Woodford Webb, Jr. is a member of LEX/108, LLC.

OTHER INFORMATION ABOUT MANAGEMENT

Executive Officers and Significant Employees

        Executive officers are elected and serve at the pleasure of the Board of Directors. The following identifies the executive officers and significant employees of the Company and all positions held with the Company and First Security Bank. Information about their ages as of April 1, 2005 and their principal occupations for the last five years is also presented for all of them except R. Douglas Hutcherson, whose age and previous occupations are discussed on page 7. Mr. Hutcherson serves as the President and Chief Executive Officer and a director of the Company and First Security Bank.

        Don Shannon (65) has been with First Security Bank since May 2001 and currently serves as Executive Vice President and Senior Lending Officer. Prior to this time, he served as a Vice President of Bank One.

        John G. Sullivan (55) has been with First Security Bank since April 2003 and currently serves as Executive Vice President and Chief Financial Officer. He also serves as Executive Vice President and Chief Financial Officer of the Company. Prior to this time, he served as a self employed consultant (2002 – 2003), a consultant to Whitaker Bank Corporation (2000 – 2002) and Managing Director — Acquisitions, American Commercial Holdings, Inc. (1997 — 2000).

        David Chrisman (48) has been with First Security Bank since November 2002 and currently serves as Senior Vice President and Chief Credit Officer. Prior to this time, he served as Industrial Sales Manager, Safety Kleen Environmental Systems.

        Dave Donaldson (52) has been with First Security Bank since March 2004 and currently serves as Senior Vice President, Head of Marketing and Retail Banking. Prior to this time, he served as President of Win-Win Solutions, Inc.

INDEPENDENT PUBLIC ACCOUNTANTS

Report of the Audit Committee

        With one vacancy resulting from a recent director resignation, the Audit Committee of the Company is currently made up of four Directors, none of whom are employees of the Company or First Security Bank. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All members of the Audit Committee are independent, as independence is defined for audit committee members in the National Association of Securities Dealers listing standards. The Audit Committee has adopted a written charter for the Audit Committee which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee Charter was included with the proxy statement for the 2003 Annual Meeting of Shareholders.

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the qualifications, performance and independence of the Company’s independent external auditors and (4) the performance of the Company’s internal audit function.

        Management is responsible for the preparation and integrity of the Company’s financial statements. The Committee reviewed the Company’s audited financial statements for the year ended December 31, 2004 and met with both management and the Company’s external auditors to discuss those financial statements, including the critical accounting policies on which the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

        BKD, LLP, the Company’s independent auditor, has provided the Audit Committee with assurance of its independence (including the written disclosures and letter as required by Independence Standards Board Standard No. 1). The Audit Committee also met with BKD, LLP and discussed its independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

        The Audit Committee has considered whether the provision of services to the Company by BKD, LLP, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

        The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the Company’s 2004 Annual Report on Form 10-K.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for 2004 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Dr. Kenneth L. Gerson, Audit Committee Chairman A. F. Dawahare Dr. Ira P. Mersack Kathy E. Walker

Audit Fees

        The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and 2003 and review of financial statements included in the Company's Quarterly Reports on Form 10-Q were $52,700 and $56,200, respectively, broken down as follows: The aggregate fees billed for professional services rendered by BKD, LLP, the Company's principal accountant for 2004, were $52,700. The aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC, the Company's principal accountant for 2003, were $0 for 2004 and $56,200 for 2003.

Audit-Related Fees

         No audit-related fees were billed in 2004 by BKD, LLP. The aggregate fees billed for professional services rendered for audit-related services by Crowe Chizek and Company LLC were $6,075 in 2003 and $900 in 2004. These services included an FHLB Collateral Opinion and, in 2003, additional services related to CFO transition, a Registration Statement on Form S-8 and option accounting.

Tax Fees

         No fees were billed for professional services rendered by BKD, LLP for tax compliance, tax advice or tax planning in 2004. The aggregate fees billed in 2004 and 2003 for tax-related professional services rendered by Crowe Chizek and Company LLC were $7,400 and $9,005, respectively. Fees for both periods related to tax return preparation, estimated payments and various other sundry tax matters.

All Other Fees

        The aggregate fees billed in 2004 for professional services rendered by BKD, LLP, other than the services covered under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees”, were $1,200. These fees related to the Company's BSA software.

          The aggregate fees billed in 2004 and 2003 for professional services rendered by Crowe Chizek and Company LLC, other than the services covered under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” were $1,700 and $3,170, respectively. These fees related to the application of an accounting method change and audit transition in 2004, and to strategic planning and evaluation of strategic alternatives in 2003.

Appointment of Auditors

         The Audit Committee is responsible for apointing, setting compensation and overseeing the work performed by the Company's independent auditor. Crowe Chizek and Company LLC. served as the independent public accountants of First Security from 1997 until 2004. On March 24, 2004, the Audit Committee recommended and the Board of Directors approved the engagement of BKD, LLP as the Company’s independent accountant for 2004. On March 30, 2004, the Company notified Crowe Chizek and Company LLC of this change and that it would not be engaged for 2004.

        In connection with the audit of the fiscal year ended December 31, 2003, there were no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Crowe Chizek and Company LLC audit report on the financial statements of the Company as of and for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles

         In accordance with the recommendation of the Audit Committee, the Board of Directors has approved the appointment of BKD, LLP, as the Company's principal accountant for 2005. Representatives of BKD, LLP are expected to be present at the Meeting, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

        The policies and procedures adopted by the Audit Committee regarding the use of the independent auditor for permissible non-audit services are contained in the Audit Committee Charter. In addition to identifying non-audit services for which the independent auditor cannot be engaged contemporaneously with the audit, these preapproval policies require members of Audit Committee to pre-approve all auditing services which may entail providing comfort letters in connection with securities underwritings and pre-approve all permissible non-audit services, including tax services, that exceed in the aggregate $10,000 in any fiscal year that are provided by the auditors to the Corporation or its affiliate.

SHAREHOLDER PROPOSALS

        In order for shareholder proposals for the 2006 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s Proxy Statement, they must be received by the Company at its principal office in Lexington, Kentucky prior to December 20, 2005. Shareholder proposals submitted after February 27, 2006, will be considered untimely, and the proxy solicited by the Company for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

OTHER BUSINESS

        The Board of Directors does not know of any other business to be presented to the Meeting and does not intend to bring other matters before the Meeting. However, if any other matters properly come before the Meeting, proxies in the accompanying form, when properly executed and returned, will be voted in respect thereof at the discretion of the persons named in the accompanying proxy in accordance with their best judgment. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement.

        The Company undertakes to provide a free copy to each shareholder entitled to vote at the Meeting a copy of the Company’s Annual report on Form 10-KSB. Written requests should be directed to Sue Ezrine, Investor Relations, 318 East Main Street, Lexington, Kentucky 40507.

By Order of the Board of Directors
/s/ David W. Chrisman
David Chrisman Secretary

Lexington, Kentucky
April 20, 2005

Marked Copy Showing Changes Made
by the Proposed Bylaw Amendment

        3.2 NUMBER, TENURE AND QUALIFICATIONS. A variable range is established for the board of directors. The number of directors of the Corporation shall be at least eight (8) directors and no more than eighteen (18) directors. The number of directors may be fixed or changed from time to time, within this minimum and maximum, ~~not less than five (5) nor more than twenty-five (25) (with such number to be twenty-one (21) until altered~~ by ~~a resolution of~~ the the Board of Directors or the shareholders~~,) and may be increased or decreased by either a resolution of (i) the Board of Directors, or (ii) the shareholders, provided, that any increase or decrease of the number of directors greater than thirty percent (30%) of the number of directors last approved by the shareholders shall require shareholder approval and~~ provided ~~further~~ that no decrease shall have the effect of shortening the term of any incumbent director. Only the shareholders may change the range for the size of the board. The directors shall be divided into three classes with each class being as nearly equal in number as possible. The term of office of each ~~the first~~ class of directors ~~shall be one (1) year and shall expire at the first annual meeting of the shareholders of the Corporation (or until their successors are elected and qualified); the term of the second class of directors shall be two (2) years and shall expire at the second annual meeting of shareholders of the Corporation (or until their successors are elected and qualified); and the term of the third class of directors~~ shall be three (3) years and shall expire at the third annual meeting of the shareholders of the Corporation following their election or reelection (or until their successors are elected and qualified). The directors need not be residents of the Commonwealth of Kentucky, nor need they hold any shares of the capital stock of the Corporation. The Board of Directors shall have authority to amend the Bylaws to prescribe other qualifications for directors.

[X] PLEASE MARK VOTES	REVOCABLE PROXY
AS IN THIS EXAMPLE	FIRST SECURITY BACORP, INC.

               ANNUAL MEETING OF SHAREHOLDERS
                                         MAY 17, 2005

     The undersigned hereby constitutes and appoints Erle L. Levy and Tommy R. Hall, or either of them, as proxies, each with full power to appoint a substitute, and hereby authorizes them to represent and to vote all shares of common stock of First Security Bancorp, Inc. (“Bancorp”) the undersigned is entitled to vote at the Annual Meeting of the shareholders of Bancorp to be held in the Meeting Room of the SpringHill Suites, 863 South Broadway, Lexington, Kentucky, on Tuesday May 17, 2005 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the “Meeting”), upon the following matters:

1. BYLAW AMENDMENT: To amend the Bylaws to establish a variable range for the size of the Board of Directors. For Against Abstain
                                                         [   ]             [   ]                  [   ]

                                                                                                   With-  For All
                                                                                         For     hold    Except
2. ELECTION OF DIRECTORS:  To elect the fol-    [     ]    [     ]      [    ]
    lowing four (4) persons as directors of
    Bancorp to serve for terms expiring with
    the Annual Meeting of shareholders in 2007 or until their successors are elected and qualify:
     Julian E. Beard, A.F. Dawahare,
    Robert J. Rosenstein and Kathy E. Walker.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark
“For All Except” and write that nominee’s name in the space provided below.

3. OTHER MATTERS:  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

   The Board of Directors recommends a vote FOR the above proposals.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all Proposal 1 and for all persons set forth in Proposal 2 above.

    Please print and sign exactly as your name appears on stock certificate. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or similar entity, please sign in entity name by authorized person.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRST
SECURITY BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please be sure to sign and date
this Proxy in the box below.

        _________________
        Date
        _________________

Shareholder sign above — Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. FIRST SECURITY BANCORP, INC.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.